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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Federal                      000-51208               Applied for
-----------------------------        -------------          ----------------
(State or Other Jurisdiction)         (Commission           (I.R.S. Employer
      of Incorporation)                 File No.)          Identification No.)


81 Court Street Brooklyn, NY                                       11201
-----------------------------------------                          -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

        On March 31, 2005, Brooklyn Federal Bancorp, Inc. (the "Registrant") issued a press release announcing it had received approval from its depositor and borrower members to reorganize into the mutual holding structure.

        A press release is attached as Exhibit 99.1


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

              Exhibit No.         Description
              -----------         -----------

                 99.1             Press release dated March 31, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BROOKLYN FEDERAL BANCORP, INC.


DATE:  March 31, 2005                       By: /s/ Angelo J. Di Lorenzo
                                                ------------------------
                                                Angelo J. Di Lorenzo
                                                President and Chief Executive
                                                   Officer

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                                  EXHIBIT INDEX


The following exhibit is filed as part of this report:

              Exhibit No.          Description
              -----------          -----------

                 99.1              Press release dated March 31, 2005